UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 9, 2023
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd.,	Suite 2100,	Dallas,	TX	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
o    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 2.02.	Results of Operations and Financial Condition
    On October 9, 2023, Applied Digital Corporation. (the “Company”) issued a press release announcing its financial results for the three months ended August 31, 2023.
    A copy of such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Subsequent to the issuance of the press release, the Company made an accrual of $2.3 million for loss on legal settlement. The accrual resulted in the following updated metrics:
•Accrued liabilities increased from $10.4 million to $12.7 million
•Net loss increased from $9.6 million or $(0.10) loss per basic and diluted share, to $11.9 million, or $(0.12) loss per basic and diluted share
•EBITDA (a non-GAAP measure) decreased from EBITDA of $0.8 million to an EBITDA loss of $1.5 million.

	Three Months Ended
Reconciliation of Net loss to EBITDA	August 31, 2023	August 31, 2022
Net loss attributable to Applied Digital (GAAP)	$(11,457)	$(4,531)
Interest expense	2,074	356
Income tax benefit (expense)	—	32
Depreciation and amortization	7,860	1,136
EBITDA (Non-GAAP)	$(1,523)	$(3,007)

Please reference the Company’s quarterly report filed on Form 10-Q for full disclosure of the updated metrics.
    The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 10, 2023

By:	/s/ David Rench
Name:	David Rench
Title:	Chief Financial Officer

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